EXHIBIT 99.6



                                CEO CERTIFICATION

       PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Harvest Energy Trust (the "Company") on Form 40-F for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Roorda, President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  March 30, 2005



/s/ Jacob Roorda
----------------------
Name:    Jacob Roorda
Title:   President